TL103 STKP1
TL103 STPZ2

                              PROSPECTUS SUPPLEMENT
                               DATED JUNE 10, 1997

      Templeton Global Smaller Companies Fund, Inc. - Class I and Class II
                 dated January 1, 1997 as amended March 17, 1997
          Templeton Global Smaller Companies Fund, Inc. - Advisor Class
                              dated January 1, 1997





The discussion under "WHO MANAGES THE FUND? - PORTFOLIO MANAGEMENT" is amended by replacing it with the following text:

PORTFOLIO MANAGEMENT. The lead portfolio manager of the Fund since June 1997 is Peter A. Nori. Mr. Nori is a vice president of TICI. He holds a BS in finance and an MBA with an emphasis in finance from the University of San Francisco. He is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. Mr. Nori joined Franklin in 1987 and completed Franklin's management training program before moving into portfolio research in 1990 as an equity analyst and becoming the co-portfolio manager of the Franklin Convertible Securities Fund. In 1994, he joined the Templeton organization as a research analyst specializing in small-cap companies. Mr. Nori currently manages several separate accounts and a variable annuity product. He has global research responsibilities for the steel and data processing industries, and country coverage of Austria.

Simon Rudolph exercises secondary portfolio management responsibilities for the Fund. Mr. Rudolph is a vice president of TICI. He holds a BA in economic history from Durham University in England, and is a Chartered Accountant and a member of the Institute of Chartered Accountants of England and Wales. Mr. Rudolph has been a securities analyst since 1986. Before joining the Franklin Templeton organization in 1997, he was an executive director with Morgan Stanley and was responsible for analysis of continental European insurance companies. Currently, Mr. Rudolph has research responsibilities for the shipping industry, small-cap Asian companies and country coverage of India.